Exhibit-10.3

Type:  Exhibit-10.3
Description: Citizens Capital Corp. & Citizens Capital Corp. ESOP Trust; Promissory Note1 and Security Agreement.

PROMISSORY NOTE

This Promissory Note (the note) is entered into on the 10th day of May 1998 between and amongst Citizens Capital Corp., a Texas corporation, hereafter known as (the Company) and the Citizens Capital Corp. Employee Stock Ownership Trust, a Texas Trust hereafter known as (the Trust), formed in the county of Dallas.

Said promissory note is secured by and subject to the terms and conditions of the separately attached security agreement dated May 10th 1998.

The Transaction

The company agrees to sale 15,000,000 shares of its class A; no par; common stock to the Trust for $3.34 per share or $50,100,000.

The Consideration

In consideration for the purchase, by the Trust, of 15,000,000 shares of the company's class A; no par; common stock at $3.34 per share or $50,100,000, the Trust promises to pay and deliver to the company, a 5 year; 14.5%; $50,100,000 promissory note.

Payment Provisions of Note

The Trust agrees to pay the principal amount of the note and all accrued interest thereon, in full, on May 10th, 2003.  The Trust, at its discretion, may pay the full amount of the note and any accrued interest thereon prior to May 10th, 2003, without any penalty for early payment.

Disposition of Assets

To pay down it's loan payment obligations, the Trust may liquidate up to 15,000,000 of its Citizens Capital Corp. class A; no par common shares at any time in which said shares are selling in the public or private capital marketplace at or above $5.00 per share.

Terms of Note Default

This note shall be in default if the principal amount of said note and all accrued interest thereon, is not paid in full, on or before May 10th, 2003.

Liquidating Call Provision

The company or the note holder of record thereof, shall have the "demand" right to require the Trust to liquidate up to 15,000,000 of its Citizens Capital Corp. class A common shares at any time in which said shares are selling in the public or private capital marketplace at or above $5.00 per share.

IN WITNESS HEREOF, the undersigned have agreed and have accepted the terms of this promissory note.

Seller:

/s/ Billy D. Hawkins
Chief Executive Officer
Citizens Capital Corp.

Purchaser:

/s/ Dwight Washington
Executive Committee Member
Citizens Capital Corp. Employee Ownership Trust

Date: May 10, 1998

/s/ Hubert H. Hawkins
Executive Committee Member
Citizens Capital Corp. Employee Ownership Trust

Date: May 10, 1998

/s/ Billy D. Hawkins
Executive Committee Member
Citizens Capital Corp. Employee Ownership Trust

Date: May 10, 1998

SECURITY AGREEMENT

The Note (the Note) entered into on the 10th day of May 1998 between and amongst Citizens Capital Corp., a Texas corporation, hereafter known as (the Company) and the Citizens Capital Corp.  Employee Stock Ownership Trust,  a Texas  Trust hereafter known as (the Trust), formed in the county of Dallas shall be secured by and subject to a first lien on the 15,000,000 shares of Citizens Capital Corp.; class A; no par common stock held by the Trust.

Said Note is secured by and subject to the terms and conditions of this Security Agreement hereafter known as (the Agreement) dated May 10th 1998.

Said first lien on the 15,000,000 shares of Citizens Capital Corp.; class A; no par common stock held by the Trust shall be held by the seller of said common stock. Citizens Capital Corp..

The first lien shall be held by the seller, Citizens Capital Corp., until such time that the purchaser, the Citizens Capital Corp. Employee Stock Ownership Trust pays in full, to the seller or the Note holder of record thereof, the principal Note amount of $50,100,000  and  any  interest  accrued  thereof  of  an  annual percentage rate of 14.5 percent.

At the occurrence of the event in which the Trust pays to the Company, the full financial consideration of  $50,100,000 plus any accrued interest thereof, the Company shall take the necessary actions to release any and all liens on the 15,000,000 shares of Citizens Capital Corp.; class A; no pa;r common stock held by the Trust.

Terms of Default

If the Note enter into between and amongst the Company and the Trust is not paid in full on or before May 10th 2003, said Note shall be deemed in default.

In the event of a default on the Note by the Trust, the Company or the Note holder of record thereof shall be entitled to take immediate repossession of the 15,000,000 shares of Citizens Capital Corp.; class A; no par common stock held by the Trust.

Disposition of Assets

To pay down it's loan payment obligations, the Trust may liquidate up to 15,000,000 of its Citizens Capital Corp. class A; no par common shares at any time in which said shares are selling in the public or private capital marketplace at or above $5.00 per share.

Liquidating Call Provision

The Company or the note holder of record thereof, shall have the “demand” right to require the Trust  to liquidate up to 15,000,000 of its Citizens Capital Corp. class A; common shares at any time in which said shares are selling in the public or private capital marketplace at or above $5.00 per share.

IN WITNESS HEREOF, the undersigned have agreed and have accepted the terms of this Security Agreement.

Seller:

/s/ Billy D. Hawkins
Chief Executive Officer
Citizens Capital Corp.

Date: May 10, 1998

Purchaser:

/s/ Dwight Washington
Executive Committee Member
Citizens Capital Corp. Employee Stock Ownership Trust

Date: May 10, 1998

/s/ Hubert H. Hawkins
Executive Committee Member
Citizens Capital Corp. Employee Stock Ownership Trust

Date: May 10, 1998

/s/ Billy D. Hawkins
Executive Committee Member
Citizens Capital Corp. Employee Stock Ownership Trust

Date: May 10, 1998